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                       AIM VARIABLE INSURANCE FUNDS, INC.

                        AIM V.I. GROWTH AND INCOME FUND

                        Supplement dated January 6, 2000
                      to the Prospectus dated May 3, 1999
                        as Supplemented October 1, 1999


The table under the "FUND MANAGEMENT - PORTFOLIO MANAGERS" section on page 3 of the prospectus is deleted and replaced with the following:

        o Monika H. Degan, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1995.

        o Lanny H. Sachnowitz, Senior Portfolio Manager, who has been responsible for the fund since 1994, and has been associated with the advisor and/or its affiliates since 1987.